Exhibit 99.2

Vishay Intertechnology Announces First Ever Cash Dividend

February 4, 2014 – Malvern, PA – Vishay Intertechnology Inc. (NYSE: VSH) announced today that the Company's Board of Directors approved the initiation of quarterly cash dividend payments to its stockholders.

Yesterday, the Board of Directors declared a dividend of $0.06 per share of common stock and Class B common stock, to be paid on March 27, 2014 to stockholders of record as of the close of business on March 3, 2014.  This is the first cash dividend to be paid to stockholders in the history of the Company. Future dividends will be subject to Board approval.

"We are pleased to be in a position to return cash to our stockholders and proud of the strong financial health of our Company," said Marc Zandman, Executive Chairman of the Board and Chief Business Development Officer. "From 2010 to 2012 we have repurchased 44.3 million shares of our common stock, representing 24% of our shares outstanding before we began this initiative. With the initiation of a quarterly cash dividend program we have now taken yet another step in our continuous efforts to enhance stockholder value."

"Our historically strong cash generation even during economically challenging times enables us to start paying a cash dividend to our stockholders," commented Dr. Gerald Paul, President and Chief Executive Officer. "We are well positioned to pay a quarterly dividend while also continuing to pursue our organic Growth Plan supplemented by small to mid-size acquisitions."

About Vishay

Vishay Intertechnology, Inc., a Fortune 1,000 Company listed on the NYSE (VSH), is one of the world's largest manufacturers of discrete semiconductors (diodes, MOSFETs, and infrared optoelectronics) and passive electronic components (resistors, inductors, and capacitors). These components are used in virtually all types of electronic devices and equipment, in the industrial, computing, automotive, consumer, telecommunications, military, aerospace, power supplies, and medical markets. Vishay's product innovations, successful acquisition strategy, and "one-stop shop" service have made it a global industry leader. Vishay can be found on the Internet at http://www.vishay.com.

Forward-Looking Statements

Statements contained herein that relate to the Company's future performance, including statements with respect to quarterly cash dividends, cash generation, internal growth and acquisition activity, stockholder value and the general state of the Company, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words such as "believe," "estimate," "will be," "will," "would," "expect," "anticipate," "plan," "project," "intend," "could," "should," or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; difficulties in implementing our cost reduction and restructuring strategies; changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; uncertainty related to the effects of changes in foreign currency exchange rates; and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.